Related Party Transactions	3 Months Ended
Mar. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
The Company licenses its brand name from certain entities affiliated with Virgin Enterprises Limited (“VEL”), a company incorporated in England. VEL is an affiliate of Vieco 10. Under the trademark license, the Company has the exclusive right to operate under the brand name “Virgin Galactic” within the United States, Australia, South Africa, and the European Union. Royalty payables, excluding sponsorship royalties, for the use of license are the greater of 1% of revenue or $0.05 million per quarter, adjusted to $0.02 million per quarter effective on the fourth quarter of 2017, prior to the commercial launch date. Sponsorship royalties payable are 25% of revenue. We paid license and royalty fees of $0.06 million and $0.02 million for the three months ended March 31, 2020 and 2019, respectively. We paid license and royalty fees of $0.08 million, $0.09 million and $0.15 million for the years ended December 31, 2019, 2018, and 2017, respectively.
As a result of the Virgin Galactic Business Combination, the Company entered into a transition services agreement ("TSA") with Virgin Orbit, LLC ("VO") and GV on October 25, 2019. Prior to the Virgin Galactic Business Combination, the VG Companies historically performed certain services for VO, Vieco 10 and GV. The Company is allocated corporate expenses from Vieco 10 and GV for corporate-related functions based on an allocation methodology that considers our headcount, unless directly attributable to the business. General corporate overhead expense allocations include tax, accounting and auditing professional fees, and certain employee benefits. From the effective date to the period ended December 31, 2019, the Company billed VO, Vieco 10 and GV for services provided under the TSA. For the three months ended March 31, 2020, there was no corporate expense allocated to us from Vieco 10 and Vieco US. For the three months ended March 31, 2019, we were allocated $0.02 million corporate expenses, net, from Vieco 10 and GV. We were allocated $1.20 million, $0.13 million and $0.13 million corporate expenses, net, from Vieco 10 and GV for the years ended December 31, 2019, 2018 and 2017, respectively. Corporate expense are included within selling, general and administrative expenses in the accompanying consolidated statements of operations.
The Company is allocated operating expense from VO Holdings, Inc. and its subsidiaries (“VOH”), a majority owned company of Vieco 10 and GV for operations-related functions based on an allocation methodology that considers our headcount, unless directly attributable to the business. Operating expense allocations include use of machinery and equipment and other general administrative expenses. We were allocated $0.14 million and $0.03 million of operating expenses, net, from VOH for the three months ended March 31, 2020 and 2019, respectively. The Company has a (payable) receivable (to) from VOH of $(0.7) million and $8.9 million as of March 31, 2020 and 2019, respectively. We were allocated $0.2 million, $0.3 million, and $0.3 million of operating expenses, net, from VOH for each of the years ended December 31, 2019, 2018, and 2017, respectively. The Company has a (payable) receivable (to) from VOH of $(0.80) million and $9.0 million as of December 31, 2019 and 2018, respectively.